UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	November 20, 2003

The J. M. Smucker Company

(Exact Name of Registrant as Specified in Charter)

Ohio	1-5111	34-0538550

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Strawberry Lane Orrville, Ohio	44667-0280

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(330) 682-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit	Exhibit
Number	Description

99.1	Press Release, dated November 20, 2003

Item 12. Results of Operations and Financial Condition.

     On November 20, 2003, The J. M. Smucker Company (the “Company”) issued a press release announcing the financial results of the second quarter and first six months of fiscal 2004. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Form 8-K, including the exhibit attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

By: /s/ Richard K. Smucker Richard K. Smucker President, Co-Chief Executive Officer, and Chief Financial Officer

Date: November 20, 2003

EXHIBIT INDEX

Exhibit	Exhibit
Number	Description

99.1	Press Release, dated November 20, 2003